UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D. C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES AND EXCHANGE ACT OF 1934.

                                November 22, 2000
                   Date of Report (Date of Earliest Event Reported)



                                CDX.COM INCORPORATED
                  (Exact name of registrant as specified in charter)


                        Commission File Number: 333-72097

         Colorado                                          84-0771180
  (State of Incorporation)                         (I.R.S. Employer I.D. No)


                     355 Interstate Blvd, Sarasota, FL 34240
                    (Address of Principal Executive Offices)

                                   (941) 923-1949
                 (Registrant's Telephone Number, Including Area Code)


                    One Richmond Square, Providence, RI 02906
                          (Registrant's Former Address)



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Item 1.     CHANGES IN CONTROL OF REGISTRANT

      On November 18, 2000, Tampa Bay Financial, Inc., a Florida corporation ("TBF"), entered into an agreement (the "Agreement") with the Registrant and certain of its shareholders. The Agreement obliges TBF or persons affiliated with TBF to acquire 3,523,733 shares, representing approximately seventy-two percent (72%) of the Registrant's outstanding common stock, thereby acquiring control of the Company. The selling stockholders in the transaction were Harold
I. Schein and Philip D. Schein.

      Under  the  Agreement,   TBF  (or  its   designees)   will  pay  aggregate
consideration of $262,500. The source of the consideration paid to the selling stockholders was corporate or personal funds of TBF and its affiliates.

      In connection with the transaction, effective November 22, 2000, Harold I. Schein, Michael Schein and Philip D. Schein resigned from any and all positions with the Registrant, including their positions as officers and directors. Two designees of TBF, Howard Davidsmeyer and Matthew A. Veal, were appointed to the board. In addition, Mr. Davidsmeyer was elected to serve as Chairman and Chief Executive Officer, and Mr. Matthew A. Veal was elected to serve as Chief Financial Officer.

Item 2.     ACQUISITION OR DISPOSITION OF ASSETS

      On  November  21,  2000,   the   Registrant   executed  a  Contract   with
Cyberdiagnostics, Inc. ("CDI") for the sale of substantially all of the Company's assets used in connection with the sale of computerized pulmonary diagnostic equipment and bio-hazard control products. The transferred assets included all furniture, fixtures, equipment, inventory, plans, permits, licenses, approvals and trade names (including "CDX", "CDX Spiro 850", "CDX 50", "CDX Biosponse", and "CDX Biopail") in addition to the Company's books, records signage and goodwill, associated with that line of business.

      In consideration for the sale, CDI expressly assumed all of the Registrant's liabilities and agreed to indemnify the Registrant against all costs, expenses, claims, judgments or damages arising out of CDI's assumption of liabilities. The Registrant's conclusion regarding the advisability of the transaction and the valuation of the assets sold has been ratified by the newly-appointed members of the Board of Directors (see Item 1 of this Current Report on Form 8-K). Until the change of control described in Item 1 of this Report, Harold I. Schein, the principal shareholder of CDI, was a director and executive officer of the Registrant.

Item 3.     BANKRUPTCY OR RECEIVERSHIP

            None.



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Item 4.     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

            None.


Item 5.     OTHER EVENTS

            None.


Item 6.     RESIGNATION OF REGISTRANT'S DIRECTORS

            None.


Item 7.     FINANCIAL STATEMENTS AND EXHIBITS

      (a)   Financial statements of businesses acquired.

            None

      (b)   Pro forma financial information.

            None

      (c)   Exhibits:

            2.1   Agreement between the Registrant and Tampa Bay Financial, Inc.

            2.2   Agreement between the Registrant and Cyberdiagnostics, Inc.


Item 8.     CHANGE IN FISCAL YEAR

            None.



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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    /s/ Howard Davidsmeyer
                                    -------------------------------------
                                    Howard Davidsmeyer, Chief Executive Officer
                                    December 6, 2000


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